UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2001

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE

                 (State or other jurisdiction of incorporation)

        1-10218                                        13-3489233
(Commission File Number)                     (IRS Employer Identification No.)


                    5755 New King Court, Troy, Michigan 48098
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               (Address of principal executive offices) (Zip code)


                                 (248) 824-2500
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On September 21, 2001, Collins & Aikman Corporation (the "Company") completed the acquisition of Joan Automotive Industries, Inc. ("Joan Automotive") pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 17, 2001 by and among the Company, Collins & Aikman Products Co. ("Products"), JAII Acquisition Co. ("JAII"), Elkin McCallum, Joan Fabrics Corporation and Joan Automotive, as amended. The Merger Agreement is attached hereto as Exhibit 2.1 and the First Amendment to the Merger Agreement is attached hereto as Exhibit
2.2. Pursuant to the Merger Agreement, JAII, a wholly-owned subsidiary of the Company, merged with and into Joan Automotive, with Joan Automotive surviving. Upon consummation of the merger, Joan Automotive's name was changed to Collins & Aikman Fabrics, Inc. ("Collins & Aikman Fabrics").

In addition, on September 21, 2001, Products completed the acquisition of substantially all of the assets and certain of the liabilities of Western Avenue Dyers, L.P. ("WAD") pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of August 17, 2001 by and among Products, WAD, Mr. McCallum, Kerry McCallum, Penny Richards and Tyng Textiles LLC, as amended. The Asset Purchase Agreement is attached hereto as Exhibit 2.3 and the First Amendment to the Asset Purchase Agreement is attached hereto as Exhibit 2.4.

Following the consummation of the acquisition of Collins & Aikman Fabrics (Joan Automotive), the Company contributed all of the outstanding capital stock of Collins & Aikman Fabrics (Joan Automotive) to Products and, thereafter, Products contributed all of the acquired assets and the assumed liabilities from WAD to Collins & Aikman Fabrics (Joan Automotive).

The aggregate consideration for the acquisitions consisted of $100.0 million in cash and 12.76 million shares of common stock of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

In accordance with Item 7(a)(4) of Form 8-K, the Company will file the financial statements of the businesses acquired as required by Item 7(a)(1) as soon as possible but in no event later than sixty days after the filing of this report.

(b)      Pro Forma Financial Information

In accordance with Item 7(b)(2) of Form 8-K, the Company will file the pro forma financial information of the businesses acquired as required by Item 7(b) as soon as practicable but in no event later than sixty days after the filing of this report.


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                                      -2-

(c)      EXHIBIT NO.                                        DESCRIPTION
         ----------                                         -----------

          2.1 Agreement and Plan of Merger dated as of August 17, 2001 by and among Collins & Aikman Corporation, Collins & Aikman Products Co., JAII Acquisition Co., Elkin McCallum, Joan Fabrics Corporation and Joan Automotive Industries, Inc.

          2.2 First Amendment to Agreement and Plan of Merger dated as of September 21, 2001.

          2.3 Asset Purchase Agreement dated as of August 17, 2001 by and among Collins & Aikman Products Co., Western Avenue Dyers, L.P., Elkin McCallum, Kerry McCallum, Penny Richards and Tyng Textiles LLC.

          2.4 First Amendment to Asset Purchase Agreement dated as of September 21, 2001.

          99.1 Press Release of Collins & Aikman Corporation dated September 24, 2001.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 4, 2001             COLLINS & AIKMAN CORPORATION (Registrant)

                                  By:   /s/ Ronald T. Lindsay
                                        ---------------------------------------
                                        Ronald T. Lindsay
                                        Senior Vice President
                                        General Counsel and Secretary


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                                    EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
----------                          -----------

          2.1  Agreement and Plan of Merger

          2.2  First Amendment to Agreement and Plan of Merger

          2.3  Asset Purchase Agreement

          2.4  First Amendment to Asset Purchase Agreement

          99.1 Press Release of Collins & Aikman Corporation dated September 24, 2001